UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 31, 2011

BI-OPTIC VENTURES, INC.

(Exact Name of Registrant as Specified in its Charter)

British Columbia, Canada	000-49685	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 West Georgia St, #1518 Vancouver, British Columbia, Canada	V6E 2Y3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (604) 689-2646

____________________________________________________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm

On March 31, 2011, Bi-Optic Ventures Inc. (the “Company”) dismissed Manning Elliott LLP (the “Former Auditor”), as its independent public accountants. The Company’s Board of Directors and its Audit Committee approved the dismissal of the Former Auditor.

The Former Auditor’s reports on the financial statements of the Company for the years ended February 28, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles with the exception of a statement regarding the uncertainty of the Company’s ability to continue as a going concern.

There have been no disagreements during the fiscal years ended February 28, 2010 and 2009 and the subsequent interim period up to and including the date of dismissal between the Company and the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of the Former Auditor, would have caused them to make reference to the subject matter of the disagreement in connection with the Former Auditor’s report for the financial statements for the past year and any subsequent interim period up to and including to the date of the Former Auditor’s dismissal.

The Company has provided the Former Auditor with a copy of this report and has requested in writing that the Former Auditor provide a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Company has received a copy of the Former Auditor’s letter and has filed it as an exhibit to this report.

(b)

Appointment of Independent Registered Public Accounting Firm

On March 31, 2011, the Company appointed Saturna Group Chartered Accountants LLP ("Saturna") as its new independent registered public accounting firm. The Company’s Board of Directors and its Audit Committee approved the engagement of Saturna.

The Company did not consult with Saturna during the fiscal years ended February 28, 2010 and 2009 and any subsequent interim period prior to their engagement regarding: (i) the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or advice was provided that the newly appointed accountant concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event in response to paragraph (a)(1)(iv) of Item 304 of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits:

16.1  LETTER OF MANNING ELLIOTT LLP (former auditor)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2011          Bi-Optic Ventures Inc.

                             (Registrant)

/s/ Harry Chew

(Signature)

(Harry Chew, President/CEO/CFO/Director)

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